Exhibit 99.6

FIRST VALLEY BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS

                                , 2007

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of First Valley Bancorp, Inc. (the “Corporation”) hereby appoints                                     ,                                      and                                     , and each or any of them, as proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation (the “Special Meeting”) to be held at                                                                          , Bristol, Connecticut, at                  am/pm on                                  , 2007, and at any adjournment or postponement thereof, with all the power the undersigned would have if personally present, hereby revoking any proxy heretofore given. Any of such proxies or their substitutes who attend the Special Meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted. The undersigned hereby acknowledges receipt of the proxy statement for the Special Meeting and instructs the proxies to vote as instructed on the reverse side hereof.

The undersigned also hereby grants the proxies discretionary authority to vote upon such other matters as may properly come before the Special Meeting.

The undersigned may revoke this proxy at any time before it is exercised by giving written notice to the Corporate Secretary of First Valley Bancorp, Inc., Four Riverside Avenue, Bristol, Connecticut 06010, by subsequently filing another proxy or by attending the Special Meeting and voting in person.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of a Notice of Special Meeting of Shareholders and a Proxy Statement dated on or about                                     , 2007.

THIS PROXY, WHEN PROPERTY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF NOVEMBER 21, 2006 AND THE TRANSACTIONS CONTEMPLATED IN MERGER AGREEMENT, AND “FOR” THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN ORDER TO APPROVE THE MERGER AGREEMENT AND THE MERGER OR OTHERWISE.

(Continued and to be signed on the reverse side)

Revocable Proxy

SPECIAL MEETING OF SHAREHOLDERS OF

FIRST VALLEY BANCORP, INC.

                         , 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF NOVEMBER 21, 2006 AND THE TRANSACTIONS CONTEMPLATED IN THE MERGER AGREEMENT; AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

	FOR	AGAINST	ABSTAIN

1.    To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 21, 2006, among New England Bancshares, Inc., New England Bancshares Acquisition, Inc. and First Valley Bancorp, Inc. and other transactions contemplated by the Merger Agreement as described in the attached proxy statement.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.    To transact any other business that properly comes before the Special Meeting, or any adjournments or postponements of the meeting, including, without limitation, a motion to adjourn the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in order to approve the Merger Agreement or otherwise.

	☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder		Date:

Signature of Shareholder		Date:

Note:	Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.